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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported: July 24, 2003):



                            IGEN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



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
         Delaware                    0-23252                  94-2852543
      (State or other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)
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                             16020 Industrial Drive
                          Gaithersburg, Maryland 20877
                     (Principal Executive Office) (Zip Code)



       Registrant's telephone number, including area code: (301) 869-9800

                             Exhibit Index on Page 5
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Item 5.  Other Events and Regulation FD Disclosure

      On July 24, 2003, IGEN International, Inc. ("IGEN") and Roche Holding Ltd. ("Roche") jointly announced that they had reached definitive agreements to resolve their long-running dispute on the rights to ORIGEN, IGEN's electrochemiluminescence (ECL) technology used by Roche's diagnostics division. The transaction, which has been approved by the Boards of Directors of IGEN and Roche, will enable both companies to independently maximize the value of their respective technology assets and businesses.

Under the terms of the agreements, Roche will acquire IGEN, thereby securing rights to ORIGEN technology used in its Elecsys(R) diagnostics product line. For each IGEN share, IGEN shareholders will receive $47.25 in cash and one share of a newly formed public company to be spun off by IGEN in a fully taxable transaction. IGEN has 26.7 million fully diluted outstanding shares. The new company, which will be 100% owned by IGEN shareholders, will own ORIGEN technology, assume certain ongoing IGEN businesses and is expected to have approximately $155 million in working capital. This working capital will be provided primarily by Roche as part of the transaction, in addition to the $47.25 per share cash payment to be made to IGEN shareholders.

Through the acquisition of IGEN, Roche will secure, among other assets, new non-exclusive, fully paid-up, worldwide and perpetual rights that will permit Roche to continue to commercialize ORIGEN technology in the human in-vitro diagnostics field and continue to sell and further develop its Elecsys products for centralized laboratories, hospital labs and blood banks. In addition, Roche generally will be able to sell certain ORIGEN-based immunochemistry systems into point of care sites and physicians offices. Improvements of the ECL technology developed by Roche until the closing date will remain with Roche. IGEN will receive a license to those improvements. As reported by Roche, Roche's ECL-based Lab Diagnostics business had sales in 2002 of approximately CHF 560 million (US $404 million), with a compound annual growth rate in local currencies of approximately 23% over the last three years.

Upon completion of the acquisition, the new company to be spun-off by IGEN to its shareholders will hold IGEN's patents and assume its biodefense, life science and industrial businesses, as well as opportunities in the clinical diagnostics field. The new company will also hold IGEN's equity interest in the Meso Scale Diagnostics ("MSD") joint venture. The new company will be able to address the entire clinical diagnostic market, including the hospital, blood bank and reference lab markets that were previously exclusively held by Roche. The new company will also receive rights to certain improvements relating to Roche's Elecsys product line and royalty-bearing licenses to PCR, a nucleic acid amplification technology, for use in most fields. The new company, which will be named prior to closing the transaction, will be managed by IGEN's current management team and headquartered in Gaithersburg, Maryland. It is expected that the new company's shares will be listed on Nasdaq upon completion of the spin-off.

As part of the agreement, Roche will immediately pay IGEN $18.6 million in cash for compensatory damages as confirmed on July 9, 2003 by the U.S. Court of Appeals for the Fourth Circuit. Roche will also immediately pay to IGEN the royalties owed to IGEN for the quarter ended June 30, 2003. Effective immediately, there will be no further royalties owed to IGEN,


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and Roche will pay a fixed fee of $5 million per month to IGEN for the use of
ORIGEN technology pending completion of the transaction. As part of the transaction, the MSD joint venture will expire. Following the closing, the new company will make a final capital contribution of $37.5 million to MSD.

The transaction is expected to close by calendar year-end, subject to the approval of IGEN shareholders and receipt of necessary regulatory approvals and other limited closing conditions.

The foregoing description of the transaction is qualified in its entirety by reference to the terms of the agreements which are filed as Exhibits to this Form 8-K and are incorporated herein by reference.

IGEN CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical fact are forward-looking statements. The words "may," "should," "will," "expect," "could," "anticipate," "believe," "estimate," "plan," "intend" and similar expressions have been used to identify certain of the forward-looking statements in this Form 8-K. We have based these forward-looking statements on management's current expectations, estimates and projections and they are subject to a number of risks, uncertainties and assumptions which could cause actual results to differ materially from those described in the forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: the approval of the transaction by IGEN shareholders; the value of the transaction to shareholders; the satisfaction of closing conditions; the timing of the closing for the transaction; our relationship with Roche Diagnostics GmbH; our ability to develop and introduce new or enhanced products; our ability to enter into new collaborations on favorable terms, if at all; our ability to suspend ongoing patent litigation and to renew these litigations if the transaction does not close; our ability to expand the commercialization of existing products; our ability to effectively compete in the various markets in which we currently, and plan to, have product offerings; domestic and foreign governmental and public policy changes, particularly related to health care costs, that may affect new investments and purchases made by customers; availability of financing and financial resources in the amounts, at the times and on the terms required to support our future business; protection and validity of patent and other intellectual property rights; and changes in general economic, business and industry conditions. These and other risk factors are discussed in IGEN's annual report on Form 10-K for the year ended March 31, 2003, filed with the Securities and Exchange Commission
(SEC) and available at the Investor Relations section of IGEN's web site at www.igen.com or the SEC's web site at www.sec.gov. IGEN disclaims any intent or obligation to update any forward looking statements.

ADDITIONAL INFORMATION AND WHERE YOU CAN FIND IT

Investors and security holders are urged to read the proxy statement/prospectus regarding the business combination transaction referenced in the foregoing information, when it becomes available, because it will contain important information. The proxy statement/prospectus will be filed with the Securities and Exchange Commission by IGEN and IGEN Integrated Healthcare, LLC. Investors and security holders may obtain a free copy of the proxy statement/prospectus


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(when it is available) and other documents filed by IGEN and IGEN Integrated
Healthcare, LLC with the SEC at the SEC's web site at www.sec.gov. The proxy statement/prospectus (when it is available) and these other documents may also be obtained for free from IGEN by directing a request to IGEN International, Inc., 16020 Industrial Drive, Gaithersburg, MD 20877, (301) 869-9800, Attention:
General Counsel.

IGEN, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the business combination transaction referenced in the foregoing information. Information about the directors and executive officers of IGEN and their ownership of IGEN stock is set forth in IGEN's Proxy Statement with respect to its Annual Meeting for the year ended March 31, 2002. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements

None.

(b) Pro Forma Financial Information.

None.

(c)  Exhibits

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
99.1 License Agreement, dated as of July 24, 2003, between IGEN International, Inc. and IGEN LS LLC.

99.2 Covenants Not to Sue, dated as of July 24, 2003, among IGEN Integrated Healthcare, LLC, Meso Scale Diagnostics, LLC., Meso Scale Technologies, LLC., Roche Diagnostics GmbH, Roche Holding Ltd and IGEN LS LLC.

99.3 Improvements License Agreement, dated as of July 24, 2003, between Roche Diagnostics GmbH and IGEN International, Inc.

99.4 License Agreement (Human IVD, Veterinary IVD, HLA Typing, Paternity, DNA Manufacturing and Plasma Testing), dated July 24, 2003, among Igen Integrated Healthcare, LLC, F. Hoffmann-La Roche Ltd, Roche Diagnostics GmbH, and Roche Molecular Systems, Inc.

99.5 License Agreement (Human IVD Services and Animal Diagnostic Services), dated July 24, 2003, among Igen Integrated Healthcare, LLC, F. Hoffmann-La Roche Ltd, Roche Diagnostics GmbH, and Roche Molecular Systems, Inc.
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EXHIBIT INDEX

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
Exhibit No.        Description
-----------        -----------
99.1               License Agreement, dated as of July 24, 2003, between IGEN
                   International, Inc. and IGEN LS LLC.

99.2 Covenants Not to Sue, dated as of July 24, 2003, among IGEN Integrated Healthcare, LLC, Meso Scale Diagnostics, LLC., Meso Scale Technologies, LLC., Roche Diagnostics GmbH, Roche Holding Ltd and IGEN LS LLC.

99.3 Improvements License Agreement, dated as of July 24, 2003, between Roche Diagnostics GmbH and IGEN International, Inc.

99.4 License Agreement (Human IVD, Veterinary IVD, HLA Typing, Paternity, DNA Manufacturing and Plasma Testing), dated July 24, 2003, among Igen Integrated Healthcare, LLC, F. Hoffmann-La Roche Ltd, Roche Diagnostics GmbH, and Roche Molecular Systems, Inc.

99.5 License Agreement (Human IVD Services and Animal Diagnostic Services), dated July 24, 2003, among Igen Integrated Healthcare, LLC, F. Hoffmann-La Roche Ltd, Roche Diagnostics GmbH, and Roche Molecular Systems, Inc.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 24, 2003

                                          IGEN INTERNATIONAL, INC.

                                          By:    /s/ Richard J. Massey
                                                 -------------------------------
                                                 Name:  Richard J. Massey
                                                 Title: President and Chief
                                                        Operating Officer


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